UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)     July 11, 2003

Commission File Number 000-24575

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	59-3410234
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

6670 SPRINGLAKE RD., KEYSTONE HEIGHTS, FLORIDA	32656
(Address of Principal Executive Offices)	(ZipCode)

(352) 473-6673

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 8. Financial Statements and Exhibits

As set forth in Item 12, there is furnished herewith as Exhibit 99.1 a press release issued on July 11, 2003 announcing registrant’s preliminary unaudited sales for the three and six months ended June 30, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K: Press release by American Access Technologies, Inc. announcing its preliminary unaudited sales for the three and six months ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.

	By:	/s/ Joseph F. McGuire
Joseph F. McGuire Chief Financial Officer, Secretary, and Treasurer
Date: July 11, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 11, 2003.